SUPPLEMENT DATED OCTOBER 31, 2012 TO THE PROSPECTUS OF

MARKET VECTORS ETF TRUST

Prospectus Dated May 1, 2012, as amended August 14, 2012

This Supplement updates certain information contained in the above-dated Prospectus for Market Vectors ETF Trust (the “Trust”) regarding Market Vectors China ETF (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Prospectus free of charge, upon request, by calling toll-free 1.888.MKT.VCTR or by visiting the Van Eck website at www.vaneck.com/etf.

Effective immediately, the number of Shares in a Creation Unit for the Fund will be decreased from 100,000 to 50,000. Therefore, all references to “100,000 Shares” with respect to the number of Shares comprising a Creation Unit of the Fund should be removed and replaced with “50,000 Shares.”

Please retain this supplement for future reference.